UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

StockerYale, Inc.

(Name of Registrant as Specified In Its Charter)

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On April 30, 2008, StockerYale, Inc. (the “Company”) issued the following press release announcing that the Company’s Special Meeting in Lieu of Annual Meeting of Shareholders will be held on May 20, 2008 and that the Company is seeking an affirmative vote on the proposal to reincorporate the Company from Massachusetts to Delaware:

StockerYale Announces Special Meeting in Lieu of Annual Meeting of Shareholders

Company Seeks Approval of Reincorporation Proposal

SALEM, N.H.—April 30, 2008—StockerYale, Inc. (NASDAQ: STKR), a leading designer and manufacturer of structured light lasers, LED modules and specialty optical fibers for industrial OEMs, medical and defense markets, today announced that it has filed with the Securities and Exchange Commission and mailed to StockerYale shareholders definitive proxy materials in connection with the Company’s 2008 Special Meeting in Lieu of Annual Meeting of Shareholders, which will be held on Tuesday, May 20, 2008 at 10:00 a.m., Eastern Time, at the offices of Vitale, Caturano & Company, Ltd. at 80 City Square, Boston, Massachusetts 02129. StockerYale shareholders of record as of the close of business on March 26, 2008 will be entitled to vote at the Special Meeting. At the Special Meeting, StockerYale shareholders will consider and vote on, among other things, the approval of the reincorporation of the Company from Massachusetts to Delaware.

StockerYale’s Board of Directors unanimously recommends that shareholders vote “FOR” the reincorporation of the Company from Massachusetts to Delaware.

“We believe that the Company and its shareholders will benefit from the comprehensive, flexible and well defined corporate and legal environment provided by Delaware law,” stated Mark Blodgett, Chairman and Chief Executive Officer of StockerYale. “Reincorporation to Delaware should provide the Company with more opportunities to raise capital to support our industrial OEM business and as we execute on our bioinstrumentation market opportunity, and to better position StockerYale in a consolidating market for lasers and specialty optical fibers. Further, it may also make it easier to attract future candidates to our Board of Directors, given their familiarity with, and the pervasive use of, Delaware corporate law in corporate America.”

StockerYale is seeking, and applicable law requires, approval of the reincorporation by the affirmative vote of two-thirds of all of the shares entitled to vote. StockerYale previously submitted to the shareholders the proposal for the approval of the reincorporation of the Company from Massachusetts to Delaware at the 2007 Special Meeting in Lieu of Annual Meeting of Shareholders held on May 22, 2007. Although the Company received an affirmative vote on such proposal from the holders of a majority of the shares entitled to vote, the Company failed to receive the requisite affirmative vote of two-thirds of all of the shares entitled to vote at last year’s meeting.

The vote of StockerYale shareholders is very important regardless of the number of shares of common stock they own. Whether or not shareholders are able to attend the Special Meeting in person, they should complete, sign and date the proxy card and return it in the pre-paid, addressed envelope promptly. Voting by proxy now will not affect the shareholder’s right to vote their StockerYale shares in person if they choose to attend the Special Meeting. A failure to vote or an abstention from voting on the reincorporation proposal will have the same legal effect as a vote against the approval of the reincorporation.

Shareholders are encouraged to read the Company’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of each proposal and the reasons behind the Board of Directors’ recommendation that shareholders vote “FOR” the reincorporation of the Company from Massachusetts to Delaware.

ABOUT STOCKERYALE

StockerYale, Inc., headquartered in Salem, New Hampshire, is an independent designer and manufacturer of structured light lasers, LED modules, and specialty optical fibers for industry leading OEMs. In addition, the company manufactures fluorescent lighting products and phase masks. The Company serves a wide range of markets including the machine vision, industrial inspection, defense, telecommunication, sensors, and medical markets. StockerYale has offices and subsidiaries in the U.S., Canada, and Europe. For more information about StockerYale and their innovative products, visit the Company’s web site at www.stockeryale.com

SAFE HARBOR STATEMENT

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including without limitation, those with respect to StockerYale’s goals, plans and strategies set forth herein are forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: uncertainty that cash balances may not be sufficient to allow StockerYale to meet all of its business goals; uncertainty that StockerYale’s new products will gain market acceptance; the risk that delays and unanticipated expenses in developing new products could delay the commercial release of those products and affect revenue estimates; the risk that one of our competitors could develop and bring to market a technology that is superior to those products that we are currently developing; and StockerYale’s ability to capitalize on its significant research and development efforts by successfully marketing those products that the Company develops. Forward-looking statements represent management’s current expectations and are inherently uncertain. You should also refer to the discussion under “Risk Factors” in StockerYale’s annual report on Form 10-KSB and the Company’s quarterly reports on Form 10-QSB for additional matters to be considered in this regard. Thus, actual results may differ materially. All Company, brand, and product names are trademarks or registered trademarks of their respective holders. StockerYale undertakes no duty to update any of these forward-looking statements.

ADDITIONAL INFORMATION

In connection with StockerYale, Inc.’s 2008 Special Meeting in Lieu of Annual Meeting of Shareholders, the Company filed a definitive proxy statement with the SEC on April 21, 2008. Prior to the special meeting, StockerYale will furnish the definitive proxy statement to its shareholders, together with a proxy card. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE ADVISED TO CAREFULLY READ THE COMPANY’S DEFINITIVE PROXY STATEMENT AS IT CONTAINS IMPORTANT INFORMATION. The Company previously began mailing its definitive proxy statement to the shareholders of the Company on or about April 23, 2008. The Company’s shareholders may obtain, without charge, a copy of the definitive proxy statement and other documents filed with the SEC from the SEC’s website at www.sec.gov and from the Investor Relations section of the Company’s website at www.stockeryale.com. The Company’s shareholders may also obtain, without charge, a copy of the definitive proxy statement and other documents from the Company by writing to StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attention: Investor Relations or by calling the Company at (603) 893-8778. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with our upcoming Special Meeting in Lieu of Annual Meeting of Shareholders. Additional information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of the Company’s shareholders is available in the Company’s definitive proxy statement we filed on April 21, 2008.

Contact:

The Piacente Group

Sanjay M. Hurry, 212-481-2050

Investor Relations Counsel, StockerYale

sanjay@tpg-ir.com

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